                                                                   Exhibit 10.32

                           LITTLE SWITZERLAND, INC.
                       161-B Crown Bay Cruise Ship Port
                          St. Thomas, U.S.V.I. 00804

                               February 23, 1999

PRIVATE AND CONFIDENTIAL

Seymour Holtzman
Jewelcor Management, Inc.
100 N. Wilkes-Barre Blvd.
Wilkes-Barre, Pennsylvania 18702

ValueVest Partners L.P.
1 Sansome Street, 39th Floor
San Francisco, CA 94104

Donald L. Sturm
3033 East First Avenue, Suite 200
Denver, CO 80206

C. William Carey
c/o Little Switzerland, Inc.
161-B Crown Bay Cruise Ship Port
St. Thomas, U.S.V.I. 00804

Ladies and Gentlemen:

   This letter agreement confirms our mutual understanding concerning certain matters related to (i) the ownership of common stock, par value $.01 per share (the "Common Stock"), of Little Switzerland, Inc., a Delaware corporation (the "Company"), by Jewelcor Management, Inc. ("JMI"), Seymour Holtzman, Steven Holtzman, the Trust f/b/o Allison Holtzman Garcia and the Custodial Account f/b/o Chelsea Holtzman (JMI together with Seymour Holtzman, the "Holtzman Stockholders") as set forth in Amendment No. 4 to Schedule 13D attached hereto as Schedule A and ValueVest Partners L.P. and Donald L. Sturm (collectively, the
   ----------
"Sturm Stockholders," and together with the Holtzman Stockholders, the "Stockholders") and (ii) the scheduling of the Company's 1998 Annual Meeting of Stockholders (the "1998 Annual Meeting"). Although Steven Holtzman, the Trust f/b/o Allison Holtzman Garcia and the Custodial Account f/b/o Chelsea Holtzman are not signatories to this letter agreement, each of the Holtzman Stockholders hereby agrees that he or it will be responsible for any and all actions that are inconsistent with or otherwise violate the provisions of this letter agreement by any of Steven Holtzman, the Trust f/b/o Allison Holtzman Garcia and the Custodial Account f/b/o Chelsea Holtzman.

   In consideration of the mutual covenants and agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

   1.  Representations and Warranties.
       ------------------------------

       (a) Each of the Stockholders hereby represents and warrants with respect to himself or itself that this letter agreement has been duly executed and delivered by such Stockholder and that this letter agreement is a valid and binding obligation of such Stockholder enforceable against such Stockholder in accordance with its terms.

       (b) The Company hereby represents and warrants that this letter agreement has been duly executed and delivered by the Company and that this letter agreement is a valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

       (c) The Holtzman Stockholders hereby represent and warrant that as of the date hereof and as of the Record Date (as defined in Section 6 hereof): (i) they are, and will be, the beneficial owners (as determined in accordance with the Rule 13d-3 promulgated under the Securities Exchange Act of 1934 (the "1934 Act")) of the aggregate number of shares of the Company's Common Stock as set forth opposite their names in Amendment No. 4 to Schedule 13D attached hereto as Schedule A; and (ii) except for such shares, neither the Holtzman Stockholders
----------
nor any of their affiliates beneficially own any voting securities, or any securities convertible into or exchangeable for any voting securities, or options, warrants, contractual rights or other rights of any kind to acquire or vote any voting securities or any securities convertible into or exchangeable for any voting securities of the Company.

       (d) The Holtzman Stockholders hereby represent and warrant that as of the date hereof: (i) Steven Holtzman, the Trust f/b/o Allison Holtzman Garcia and the Custodial Account f/b/o Chelsea Holtzman are the beneficial owners (as determined in accordance with the Rule 13d-3 promulgated under the 1934 Act) of the aggregate number of shares of the Company's Common Stock as set forth opposite their names in Amendment No. 4 to Schedule 13D attached hereto as

Schedule A; (ii) except for such shares, neither Steven Holtzman, the Trust
----------
f/b/o Allison Holtzman Garcia, the Custodial Account f/b/o Chelsea Holtzman nor any of their affiliates beneficially own any voting securities, or any securities convertible into or exchangeable for any voting securities, or options, warrants, contractual rights or other rights of any kind to acquire or vote any voting securities or any securities convertible into or exchangeable for any voting securities of the Company and (iii) to the best of their knowledge, neither Steven Holtzman, the Trust f/b/o Allison Holtzman Garcia nor the Custodial Account f/b/o Chelsea Holtzman intend to transfer, sell or otherwise dispose of such shares on or before the Record Date (as defined in Section 6 hereof).

       (e) The Sturm Stockholders hereby represent and warrant that as of the date hereof and as of the Record Date (as defined in Section 6 hereof): (i) they are, and will be, the beneficial owners (as determined in accordance with the Rule 13d-3 promulgated under the

1934 Act) of an aggregate of 1,177,400 shares of the Company's Common Stock; and
(ii) except for such shares, neither the Sturm Stockholders nor any of their affiliates beneficially own any voting securities, or any securities convertible into or exchangeable for any voting securities, or options, warrants, contractual rights or other rights of any kind to acquire or vote any voting securities or any securities convertible into or exchangeable for any voting securities of the Company.

       (f) C. William Carey hereby represents and warrants that as of the date hereof and as of the Record Date (as defined in Section 6 hereof): (i) he is, and will be, the beneficial owner (as determined in accordance with the Rule 13d-3 promulgated under the 1934 Act) of an aggregate of 278,000 shares of the Company's Common Stock; and (ii) except for such shares and an unvested option to purchase an aggregate of 120,000 shares of the Company's Common Stock, he does not beneficially own any voting securities, or any securities convertible into or exchangeable for any voting securities, or options, warrants, contractual rights or other rights of any kind to acquire or vote any voting securities or any securities convertible into or exchangeable for any voting securities of the Company.

   2.  Composition of Board of Directors.
       ---------------------------------

       (a) The Company hereby agrees that, in connection with the 1998 Annual Meeting, it will fix the size of its Board of Directors at six (6) members, divided into three (3) classes and comprised of the persons set forth on Schedule B attached hereto.
----------

       (b) C. William Carey hereby agrees to resign as a Class III Director of the Company, effective as of the date of the 1998 Annual Meeting. Mr. Carey hereby agrees that he will not stand for re-election as a Class III Director at the 1998 Annual Meeting.

       (c) Timothy B. Donaldson hereby agrees to resign as a Class II Director of the Company, effective as of the date of the 1998 Annual Meeting. Pursuant to the terms of the Amended and Restated By-laws of the Company, as in effect on the date hereof, the Board of Directors hereby agrees to appoint, on the date of the 1998 Annual Meeting, Peter R. McMullin as a Class II Director to serve for a term expiring at the 1999 Annual Meeting of Stockholders to fill the vacancy to be caused by Mr. Donaldson's resignation.

       (d) The Board of Directors of the Company hereby agrees to nominate as its candidates for election to the Board of Directors at the 1998 Annual Meeting the following persons: (i) Seymour Holtzman and Adriane J. Dudley for election as Class I Directors with terms expiring at the 2001 Annual Meeting of the Stockholders and (ii) Melanie Sturm and Richard C. Hunter for election as Class III Directors with terms expiring at the 2000 Annual Meeting of Stockholders.

       (e) Each of Messrs. Holtzman, McMullin and Hunter and Ms. Sturm hereby agrees (i) to cooperate with the Company in the preparation of its proxy statement relating to the 1998 Annual Meeting in accordance with the 1934 Act and the rules and regulations under the 1934 Act and (ii) promptly to provide the Company with any and all information required or necessary pursuant to Schedule 14A of Rule 14a-101 promulgated under the 1934 Act.

   3.  Observation of Meetings of the Board of Directors. So long as the Sturm
       -------------------------------------------------
Stockholders beneficially own (as determined in accordance with Rule 13d-3 promulgated under the 1934 Act) at least 5% of the outstanding shares of Common Stock of Little Switzerland, the Company shall give Donald L. Sturm written notice of each meeting of its Board of Directors at the same time and in the same manner as notice is given to the directors of the Company, and the Company shall permit Mr. Sturm to attend as an observer all meetings of its Board of Directors, provided that in the case of telephonic meetings conducted in accordance with the Company's Amended and Restated By-Laws and applicable law, Mr. Sturm shall be given the opportunity to participate in such telephonic meetings. Mr. Sturm shall bear all costs associated with his attending or otherwise participating in any meeting of the Board of Directors. Mr. Sturm shall be entitled to receive all written materials and other information given to the directors of the Company in connection with such meetings at the same time such materials and information are given to the directors; provided that the Company may withhold from Mr. Sturm information that is subject to an existing attorney-client privilege.

   4.  Stockholder Nominations.  The Stockholders hereby withdraw any and all
       -----------------------
nominations of candidates for election as Directors of the Company at the 1998 Annual Meeting previously submitted to the Company. The Stockholders and
C. William Carey agree not to submit or cause the submission of any proposals or nominations of candidates for election as Directors of the Company at the 1998 Annual Meeting, and no nominees thereof shall be placed on the ballot or otherwise considered at the 1998 Annual Meeting unless such nominees are otherwise nominated by the Board of Directors of the Company as set forth in
Section 2(d) hereof. Effective immediately, each of the Stockholders shall terminate any "solicitation" (as such term is defined in the proxy rules of the Securities and Exchange Commission) of proxies with respect to the 1998 Annual Meeting. With respect to all proxies solicited to date by any of the Stockholders, the Stockholders agree not to vote, deliver or otherwise use, or attempt to vote, deliver or use, such proxies. The Stockholders and C. William Carey hereby agree not to solicit any proxies from the date hereof with respect to the 1998 Annual Meeting, except on behalf of the Company.

   5.  Submission of Stockholder Nominations. The parties hereto agree that the
       -------------------------------------
stockholders of the Company, other than the Stockholders and C. William Carey, may submit director nominations to be presented at the 1998 Annual Meeting until the close of business on the date that is seven (7) calendar days (the "Nomination Date") following public announcement of this letter agreement.

   6.  Rescheduling of 1998 Annual Meeting; Record Date.  In light of the
       ------------------------------------------------
provisions of this letter agreement, the changed Nomination Date and the necessity to file and clear the Company's proxy materials with the Securities and Exchange Commission, the parties hereto agree that the 1998 Annual Meeting will be rescheduled for April 7, 1999 and will be held in

New York City, New York. The parties hereto also agree that the record date for the 1998 Annual Meeting shall be changed to February 24, 1998 (the "Record Date").

   7.  Agreement Not to Sue.  JMI, Mr. Holtzman, Mr. Carey and each of the other
       --------------------
Stockholders hereby agree to waive his, her or its right to challenge (i) the change in the date of the 1998 Annual Meeting as set forth herein, (ii) the change in the Nomination Date as set forth herein, (iii) the change in the Record Date as set forth herein and (iv) the change in the number and the identity of directors to be nominated at the 1998 Annual Meeting as set forth herein. JMI, Mr. Holtzman, Mr. Carey and each of the other Stockholders further hereby agree to forbear from commencing any and all civil litigation against the Company relating to the changes listed in clauses (i) through (iv) in the preceding sentence. Notwithstanding the foregoing and subject to Section 15 hereof, the terms of this Section shall not limit the right of the parties hereto to enforce their respective rights under this letter agreement.

   8.  Voting.  Each of the Stockholders and C. William Carey hereby agree that
       ------
he or it will (i) vote or cause to be voted all shares of the Company's Common Stock beneficially owned by him or it or over which he or it exercises voting control for the election of the nominees designated by the Board of Directors in
Section 2(d) hereof; and (ii) if requested by the Company, take all reasonable actions to ensure that he or it carries out his or its obligations under this
Section 8 including, without limitation, delivering signed proxies for all shares of Common Stock owned beneficially by the Stockholders or Mr. Carey to the Company's designees to be voted by such designees in accordance with the terms of clause (i) of this Section 8 at the 1998 Annual Meeting and/or execute such other documents as the Company may reasonably request in order to confirm that he or its has complied with his or its obligations under this Section 8.

   9.  Acting Chief Executive Officer and President of the Company.
       -----------------------------------------------------------

       (a) C. William Carey hereby agrees to resign as the Acting Chief Executive Officer and President of the Company effective as of April 7, 1999, the date of the rescheduled 1998 Annual Meeting. This resignation is a termination of employment by Mr. Carey without cause pursuant to Section 5(e) of his Employment Agreement, effective as of September 1, 1998, by and among Mr. Carey, the Company and L.S. Wholesale, Inc.

       (b) The Board of Directors hereby agrees to appoint Kenneth W. Watson as Acting Chief Executive Officer and President of the Company effective as of April 7, 1999 to serve substantially on the terms set forth in the term sheet attached hereto as Schedule C. Kenneth W. Watson hereby agrees to serve as the
                   ----------
Acting Chief Executive Officer and President of the Company on substantially the terms set forth in Schedule C.
                   ----------

   10. Agreements with C. William Carey.
       --------------------------------

       (a) The Company will enter into a severance agreement with C. William Carey, dated as of the date hereof, substantially in the form attached hereto as

Schedule D.
----------

       (b) The Company will enter into a consulting agreement with C. William Carey, to be dated as of the date hereof, substantially in the form attached hereto as Schedule E.
          ----------

       (c) The Success Fee Agreement, dated as of January 15, 1999, between the Company and C. William Carey will be amended and restated as of the date hereof, substantially in the form attached hereto as Schedule F.
                                             ----------

   11. Public Announcement; Publicity. Each of the Company, a representative
       ------------------------------
appointed the Holtzman Stockholders, a representative appointed by the Sturm Stockholders and C. William Carey shall consult with each other before issuing any press release or otherwise making any public statements or making any filing with the Securities and Exchange Commission, including, without limitation, a Current Report on Form 8-K or a Schedule 13D, with respect to this letter agreement and the matters contemplated herein and shall not issue any such press release or make any such public statement or filing with the Securities and Exchange Commission with respect to this letter agreement and the matters contemplated herein without the prior consent of the Directors of the Company, a representative appointed by the Holtzman Stockholders, a representative appointed by the Sturm Stockholders and Mr. Carey, which consents shall not be unreasonably withheld; provided, however, that either the Company, a representative appointed by the Holtzman Stockholders or a representative appointed by the Sturm Stockholders may, without the prior consent of the other persons, as the case may be, issue such press release or make such public statement or filing with the Securities Exchange Commission with respect to this letter agreement and the matters contemplated herein as may be required by law or the applicable rules of Nasdaq if it has used its best efforts to consult with such other persons and to obtain such other persons' consent but has been unable to do so in a timely manner. In this regard, the parties shall make a combined public announcement of the matters contemplated by this letter agreement no later than (i) the close of trading on the Nasdaq Stock Market on the day this letter agreement is signed, if such signing occurs during the business day or (ii) the opening of trading on the Nasdaq Stock Market on the business day following the date on which this Agreement is signed, if such signing does not occur during the business day.

   12. Shareholder Rights Agreement. The Board of Directors of the Company has
       ----------------------------
adopted an amendment to the Shareholder Rights Agreement, dated as of July 25, 1991, between the Company and State Street Bank and Trust Company, a Massachusetts trust company, as amended, substantially as set forth in Schedule G attached hereto.
----------

   13. Amended and Restated By-laws.  The Board of Directors of the Company has
       ----------------------------
adopted the Amended and Restated By-laws of the Company, substantially as set forth in Schedule H attached hereto.
         ----------

   14. Cooperation.  Each of the Stockholders hereby acknowledges that this
       -----------
letter agreement and the matters contemplated herein may raise certain issues with respect to the Company's lending arrangements. The Company hereby agrees promptly to address these issues. Each of the Stockholders hereby agrees to use reasonable efforts to cooperate with the Company in its efforts to ensure the retention by the Company of relationships with entities with whom the Company has material commercial relationships, including, without limitation, its lenders. Each of the Stockholders acknowledges that such cooperation may take the form of attending meetings with such entities.

   15. Resolutions.  The Company hereby represents and warrants that the Board
       -----------
of Directors of the Company have duly adopted prior to the execution of this letter agreement the resolutions set forth in Schedule I attached hereto.
                                              ----------

   16. Effectiveness.  Each of the parties hereto hereby agrees that the matters
       -------------
contemplated by Sections 2(c), 3, 9 and 10 hereof shall only be effective if the Board of Directors' nominees for directors of the Company as set forth in
Section 2(d) hereof are elected at the 1998 Annual Meeting.

   17. Remedies.  It is understood and agreed that money damages would not be a
       --------
sufficient remedy for any breach of this letter agreement by any of the parties hereto or any of their respective affiliates or representatives, and that in addition to all other remedies available at law or equity, all of the parties hereto shall be entitled to equitable relief, including injunction and specific performance, as a remedy for any such breach by any of the other parties hereto or their respective affiliates or representatives, and each of the parties hereto further agrees to waive any requirement for the securing or posting of any bond in connection with such remedy. In the event of litigation relating to this letter agreement, if a court of competent jurisdiction enters judgment for any party hereto, the non-prevailing party or parties, as the case may be, shall be liable for and pay to the prevailing party or parties, as the case may be, on demand the legal fees and expenses of any kind or character incurred by such prevailing party or parties, as the case may be, in connection with such litigation, including any appeal therefrom.

   18. Arbitration of Disputes.  Any controversy or claim arising out of or
       -----------------------
relating to this letter agreement or the breach thereof or otherwise arising out of the matters contemplated by this letter agreement shall, to the fullest extent permitted by law, be settled by arbitration in any forum and form agreed upon by the parties or, in the absence of such an agreement, under the auspices of the American Arbitration Association ("AAA") in Boston, Massachusetts in accordance with the rules of the AAA, including, but not limited to, the rules and procedures applicable to the selection of arbitrators. Judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. This Section 18 shall be specifically enforceable. Notwithstanding the foregoing, this Section 18 shall not preclude either party from pursuing a court action for the sole purpose of obtaining a temporary restraining order or a preliminary injunction in circumstances in which such relief is appropriate; provided, however, that any other relief shall be pursued through an arbitration proceeding pursuant to this Section 18.

   19. Waivers; Amendment.  No failure or delay by any party hereto in
       ------------------
exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or future exercise thereof or the exercise of any other right, power or privilege hereunder. No provision of this letter agreement can be amended without the specific written consent of the Company and the Stockholders.

   20. Notices.  For purposes of this letter agreement, notices and all other
       -------
communications to any party hereunder shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States certified or registered mail, return receipt requested, postage prepaid, to the respective addresses of the Company and each of the Stockholders set forth on page one of this letter agreement, or to such other address as any party shall designate by giving written notice of such change to the other parties hereto.

   21. Governing Law.  This letter agreement shall be governed and construed in
       -------------
accordance with the laws of the State of Delaware without regard to any applicable principles of conflicts of law. Each of the parties hereto irrevocably and unconditionally consents to the sole and exclusive jurisdiction of the courts of the State of Delaware and the United States District Court for the District of Delaware for any action, suit or proceeding arising out of or relating to this letter agreement or the terms thereof, and agrees not to commence any action, suit or proceeding related thereto except in such courts. Each of the parties hereto further hereby irrevocably and unconditionally waives any objection to the laying of venue of any lawsuit, claim or other proceeding arising out of or relating to this letter agreement in the courts of the State of Delaware or the United States District Court for the District of Delaware, and hereby further irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such lawsuit, claim or other proceeding brought in any such court has been brought in an inconvenient forum. Each of the parties hereto further agrees that service of any process, summons, notice or document by U.S. registered mail to its address set forth above (with a copy to the persons at the addresses listed below) shall be effective service of process for any action, suit or proceeding brought against it in any such court.

The Company:             Goodwin, Procter & Hoar  LLP
                         Exchange Place
                         Boston, Massachusetts 02109
                         Attn: Kevin M. Dennis, Esq. and
                               Joseph L. Johnson III, P.C.

Seymour Holtzman:        Elliott Reihner Siedzikowski & Egan, P.C.
                         Mellon Bank Building, Suite 300
                         400 Spruce Street
                         Scranton, PA 18503
                         Attn: George Reihner, Esq.

JMI:                     Jewelcor Management, Inc.
                         100 N. Wilkes-Barre Blvd.
                         Wilkes-Barre, Pennsylvania 18702
                         Attn: General Counsel
                         and

                         Elliott Reihner Siedzikowski & Egan, P.C.
                         Mellon Bank Building, Suite 300
                         400 Spruce Street
                         Scranton, PA 18503
                         Attn: George Reihner, Esq.

The Sturm Stockholders:  Rogers & Wells, LLP
                         200 Park Avenue
                         New York, NY 10166
                         Attn: David T. Moldenhauer, Esq.

C. William Carey:        Cooke, Clancy & Gruenthal, LLP
                         150 Federal Street
                         Boston, MA 02110
                         Attn: Marjorie Sommer Cooke, Esq.

   22. Enforceability.  This letter agreement shall inure to the benefit of and
       --------------
be enforceable by each of the parties hereto and their respective successors.

   23. Severability.  In case provisions of this letter agreement shall be
       ------------
invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions of the letter agreement shall not in any way be affected or impaired thereby.

   24. Counterparts; Facsimile Signature.  This letter agreement may be executed
       ---------------------------------
in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute the same agreement. This letter agreement may be executed by facsimile signature, which shall be deemed an original.

   25. Headings.  The descriptive headings herein are inserted for convenience
       --------
only and are not intended to be part of or to affect the meaning or interpretation of this letter agreement.

   26. Entire Agreement.  This letter agreement and the schedules hereto contain
       ----------------
the entire understanding of the parties with respect to the subject matter hereof and may be amended only by an agreement in writing executed by the parties.

   Please confirm your agreement with the foregoing by signing and returning one copy of this letter agreement to the undersigned, whereupon this letter agreement shall become a binding agreement among all of the parties hereto upon receipt of the signatures of all of the parties hereto.

                             Very truly yours,

                             LITTLE SWITZERLAND, INC.


                             By: /s/ Adriane J. Dudley
                                 ----------------------------------
                                 Name: Adriane J. Dudley
                                 Title: Director

Accepted and agreed as of the 23rd
  day of February, 1999.


/s/ Seymour Holtzman
-------------------------------
Seymour Holtzman


JEWELCOR MANAGEMENT, INC.

By: /s/ Seymour Holtzman
    ---------------------------
    Seymour Holtzman, President


VALUEVEST PARTNERS L.P.

By: Valuevest Management Company, LLC,
    its General Partner


By: /s/ Mark B. Bakar
    ---------------------------
    Mark B. Bakar, President


/s/ Donald L. Sturm
---------------------------
Donald L. Sturm


/s/ C. William Carey
---------------------------
C. William Carey

Solely for the purposes of Section 2(c)


/s/ Timothy B. Donaldson
---------------------------
Timothy B. Donaldson


Solely for the purposes of Section 2(e)


/s/ Richard C. Hunter
---------------------------
Richard C. Hunter


/s/ Melanie Sturm
---------------------------
Melanie Sturm


/s/ Peter R. McMullin
---------------------------
Peter R. McMullin


Solely for the purposes of Section 9(b)


/s/ Kenneth W. Watson
---------------------------
Kenneth W. Watson